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Exhbit 10.65




                                     May 12, 1998



TCI Falcon Holdings, LLC
c/o Tele-Communications, Inc.
Terrace Tower II
5619 DTC Parkway
Englewood, Colorado  80111-3000

Gentlemen:

     Reference is made to (i) the Contribution and Purchase Agreement dated as of December 30, 1997 between Falcon Holding Group, L.P. ("FHGLP"), Falcon Communications, L.P. ("New Falcon"), TCI Falcon Holdings, LLC ("TCI"), and certain other persons (the "Contribution Agreement"), (ii) the First Amendment to the Contribution Agreement dated as of March 23, 1998 (the "First Amendment"), (iii) the Second Amendment to the Contribution Agreement dated as of April 2, 1998 (the "Second Amendment"), (iv) the Amended and Restated Agreement of Limited Partnership of Falcon Communications, L.P., dated as of December 30, 1997 (the "NewFalcon Agreement") between FHGLP and TCI, and (v) the Offer to Purchase and Consent Solicitation Statement of FHGLP dated as of April 20, 1998 describing FHGLP's offer to purchase (the "Notes Tender Offer") all of its outstanding 11% Senior Subordinated Notes due 2003 (the "Notes"). Capitalized terms used in this letter and not otherwise defined in this letter shall have the meanings assigned to them in the First Amendment.

     This letter, when countersigned by TCI below, will constitute an amendment to the Contribution Agreement, as previously amended by the First Amendment and the Second Amendment, as follows:

     1. For all purposes under the Contribution Agreement, all terms and provisions of the First Amendment (including all consents, agreements and waivers contained in the First Amendment) are incorporated in this amendment as if stated herein, except that FHGLP may, if it so elects, finance the Notes Tender Offer and the Notes Redemption with borrowings under the Bank Credit Agreement, as amended by Amendment No. 4 to the Bank Credit Agreement.

     2. FHGLP and TCI agree that the Contribution Agreement is hereby deemed amended in all respects necessary to give effect to the consents, agreements, and waivers contained in this amendment, whether or not a particular Section or provision of the Contribution Agreement is referred to in the First Amendment or the Second Amendment and thereby

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TCI Falcon Holdings, LLC
Page 2

incorporated herein. Except as amended hereby, the Contribution Agreement, as previously amended by the First Amendment and the Second Amendment, shall remain unchanged and in full force and effect, and this amendment shall be governed by and subject to the terms of the Contribution Agreement, as amended by the First Amendment and the Second Amendment, and as amended hereby. From and after the date of this amendment, each reference in the Contribution Agreement to "this Agreement," "hereof," "hereunder," or words of like import, and all references to the Contribution Agreement in any and all agreements, instruments, documents, notes, certificates, and other writings of every kind and nature (other than in this amendment or as otherwise expressly provided) shall be deemed to mean the Contribution Agreement, as amended by the First Amendment, the Second Amendment and this amendment.

     3. This amendment may be referred to as the Third Amendment to the Contribution Agreement.

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TCI Falcon Holdings, LLC
Page 3

     Please indicate your agreement to the foregoing by executing below and returning one fully executed original to Mr. Stanley Itskowitch at the address for FHGLP set forth in the NewFalcon Agreement.


                                   FALCON HOLDING GROUP, L.P.

                                   By:  Falcon Holding Group, Inc.


                                   By:      /s/ Stanley S. Itskowitch
                                        ---------------------------------------
                                        Name:  Stanley S. Itskowitch
                                        Title:     Executive Vice President


                                   FALCON COMMUNICATIONS, L.P.

                                   By:  Falcon Holding Group, L.P.
                                   By:  Falcon Holding Group, Inc.


                                   By:      /s/ Stanley S. Itskowitch
                                        ---------------------------------------
                                        Name:  Stanley S. Itskowitch
                                        Title:     Executive Vice President



AGREED AND ACCEPTED AS OF
THIS 12TH DAY OF MAY 1998


TCI FALCON HOLDINGS, LLC


By:      /s/ William R. Fitzgerald
     ------------------------------------
     Name: William R. Fitzgerald
     Title:    Vice President